UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2008

METROPOLITAN HEALTH NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-28456	65-0635748
(Commission file number)	(I.R.S. Employer Identification No.)

250 Australian Avenue South, Suite 400
West Palm Beach, FL 33401
(Address of principal executive offices, including zip code)

(561) 805-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to this Amendment No. 1 on Form 8-K/A, Metropolitan Health Networks, Inc. (the “Company”) amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 2, 2008 (the “Original Filing”), to correct a typographical error made in the unaudited pro forma condensed consolidated statements of income filed as Exhibit 99.1 to the Original Filing (the “Pro Forma Exhibit”).

More specifically, in the third column on page 4 of the Pro Forma Exhibit presenting the unaudited pro forma condensed consolidated statements of income of the Company for the year ended December 31, 2007, the title of the column was inadvertently labeled “Pro Forma Year Ended December 31, 2008.” Accordingly, the title of such column is being amended hereby to read “Pro Forma Year Ended December 31, 2007” in order to accurately reflect that such column presents the unaudited pro forma condensed consolidated statements of income for December 31, 2007 instead of December 31, 2008.

The remainder of the Original Filing remains unchanged from the original filing thereof. A copy of the Pro Forma Exhibit, as corrected, is attached as 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended June 30, 2008 and for the year ended December 31, 2007 (as corrected).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2008

METROPOLITAN HEALTH NETWORKS, INC.

	By:	/s/ Roberto L. Palenzuela
Roberto L. Palenzuela
Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended June 30, 2008 and for the year ended December 31, 2007 (as corrected)